Exhibit 99.1


                                  PACIFIC GULF


                           LIQUIDATING TRUST AGREEMENT








                              Dated August 23, 2001

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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE I. NAME AND DEFINITIONS................................................2
     1.1    NAME...............................................................2
     1.2    CERTAIN TERMS DEFINED..............................................2
     1.3    MEANING OF OTHER TERMS.............................................3

ARTICLE II. NATURE OF TRANSFER.................................................4
     2.1    PURPOSE AND OBJECTIVE OF LIQUIDATING TRUST.........................4
     2.2    APPOINTMENT AND ACCEPTANCE OF TRUSTEE..............................4
     2.3    TRANSFER OF ASSETS TO TRUST........................................4
     2.4    NO REVERSION TO THE CORPORATION....................................4
     2.5    INSTRUMENTS OF FURTHER ASSURANCE...................................5
     2.6    ASSUMPTION OF THE CORPORATION'S LIABILITIES........................5
     2.7    ASSIGNMENT FOR BENEFIT OF BENEFICIARIES............................5

ARTICLE III. BENEFICIARIES.....................................................5
     3.1    BENEFICIAL INTERESTS...............................................5
     3.2    RIGHTS OF BENEFICIARIES............................................6
     3.3    NO TRANSFER OF INTERESTS OF BENEFICIARIES..........................6

ARTICLE IV. DURATION AND TERMINATION OF LIQUIDATING TRUST......................6
     4.1    DURATION...........................................................6
     4.2    TERMINATION BY BENEFICIARIES.......................................7
     4.3    NO TERMINATION FOR THREE MONTHS OR DURING PENDENCY OF
            CLAIMS.............................................................7
     4.4    CONTINUANCE OF TRUSTEE'S AUTHORITY AFTER TERMINATION...............7

ARTICLE V. ADMINISTRATION OF LIQUIDATING TRUST ESTATE..........................7
     5.1    SALE OF LIQUIDATING TRUST ESTATE...................................7
     5.2    CONTINUING EFFORTS TO RESOLVE CLAIMS AND LIABILITIES...............7
     5.3    CONTINUED COLLECTION OF PROPERTY OF LIQUIDATING TRUST
            ESTATE.............................................................7
     5.4    PAYMENT OF CLAIMS, EXPENSES AND LIABILITIES........................8
     5.5    INTERIM DISTRIBUTIONS.............................................10
     5.6    FINAL DISTRIBUTION................................................10
     5.7    EXCESS CASH BALANCES..............................................10
     5.8    FISCAL YEAR.......................................................11
     5.9    ANNUAL REPORTS TO BENEFICIARIES; FEDERAL INCOME TAX
            INFORMATION.......................................................11
     5.10   INTERIM REPORTS TO BENEFICIARIES..................................11


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     5.11   SEC FILINGS.......................................................12

ARTICLE VI. POWERS AND LIMITATIONS OF THE TRUSTEE.............................12
     6.1    LIMITATIONS ON TRUSTEE............................................12
     6.2    SPECIFIC POWERS OF TRUSTEE........................................12

ARTICLE VII. TRUSTEE..........................................................14
     7.1    GENERALLY.........................................................14
     7.2    RELIANCE BY TRUSTEE...............................................15
     7.3    INDEMNIFICATION OF TRUSTEE........................................15
     7.4    NO DUTY NOT TO COMPETE............................................15

ARTICLE VIII. PROTECTION OF PERSONS DEALING WITH THE TRUSTEE..................16
     8.1    ACTION BY TRUSTEE.................................................16
     8.2    RELIANCE ON STATEMENT BY TRUSTEE..................................16
     8.3    APPLICATION OF MONEY PAID OR TRANSFERRED TO TRUSTEE...............16

ARTICLE IX. COMPENSATION OF TRUSTEE...........................................16
     9.1    AMOUNT OF COMPENSATION............................................16
     9.2    EXPENSES..........................................................16

ARTICLE X. TRUSTEE AND SUCCESSOR TRUSTEE......................................16
     10.1   NUMBER OF TRUSTEES................................................16
     10.2   RESIGNATION AND REMOVAL...........................................17
     10.3   APPOINTMENT OF SUCCESSOR..........................................17
     10.4   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE....................17
     10.5   BONDS.............................................................17

ARTICLE XI. CONCERNING THE BENEFICIARIES......................................17
     11.1   EVIDENCE OF ACTION BY BENEFICIARIES...............................17
     11.2   LIMITATIONS ON SUITS BY BENEFICIARIES.............................18
     11.3   REQUIREMENT OF UNDERTAKING........................................18

ARTICLE XII. MEETING OF BENEFICIARIES.........................................18
     12.1   PURPOSE OF MEETINGS...............................................18
     12.2   MEETING CALLED BY TRUSTEE.........................................18
     12.3   MEETING CALLED ON REQUEST OF BENEFICIARIES........................19
     12.4   PERSONS ENTITLED TO VOTE AT MEETING OF BENEFICIARIES..............19
     12.5   QUORUM............................................................19
     12.6   ADJOURNMENT OF MEETING............................................19
     12.7   CONDUCT OF MEETINGS...............................................19
     12.8   RECORD OF MEETING.................................................19
     12.9   ACTION WITHOUT A MEETING..........................................19
     12.10  WAIVER OF NOTICE..................................................19
     12.11  REQUIRED VOTE.....................................................20

ARTICLE XIII. AMENDMENTS; OTHER RIGHTS........................................20
     13.1   CONSENT OF BENEFICIARIES..........................................20


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     13.2   NOTICE AND EFFECT OF AMENDMENT....................................20
     13.3   RIGHTS OF THE CORPORATION.........................................21

ARTICLE XIV. LIABILITY ADMINISTRATION.........................................21
     14.1   CERTAIN PROCEDURES................................................21

ARTICLE XV. MISCELLANEOUS PROVISIONS..........................................23
     15.1   FILING DOCUMENTS..................................................23
     15.2   INTENTION OF PARTIES TO ESTABLISH LIQUIDATING TRUST;
            FEDERAL INCOME TAX INTENTIONS.....................................23
     15.3   TAX WITHHOLDING...................................................23
     15.4   LAWS AS TO CONSTRUCTION...........................................23
     15.5   SEPARABILITY......................................................24
     15.6   NOTICES...........................................................24
     15.7   COUNTERPARTS......................................................24
     15.8   ENTIRE AGREEMENT..................................................24


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                                    SCHEDULES


Schedule A          Assets

Schedule B          Purchase Agreement Liabilities

Schedule B-1        Other Liabilities

Schedule C          Post-Merger Adjustments

Schedule D          Transfer Documents

Schedule E          Trustee Compensation

Schedule E-1        Consultant Compensation


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                           LIQUIDATING TRUST AGREEMENT


         AGREEMENT AND DECLARATION OF TRUST by and among Wells Fargo Bank Minnesota, National Association (the "Trustee"), and Pacific Gulf Properties Inc., a Maryland corporation (the "Corporation").

         WHEREAS, on November 9, 2000, the shareholders of the Corporation approved the liquidation of the Corporation and, in furtherance thereof, it is contemplated that this liquidating trust (the "Liquidating Trust") will be composed of some or all assets of the Corporation to be administered and liquidated for the benefit of the Corporation Shareholders;

         WHEREAS, the Corporation has entered into an Agreement and Plan of Merger, dated as of March 1, 2001 (as amended from time to time, the "Merger Agreement"), with FountainGlen Properties LLC, a Delaware limited liability company ("FGP"), pursuant to which, on the terms and subject to the conditions set forth therein, the Corporation will be merged with and into FGP (the "Merger") on the closing date specified in such Merger Agreement (the "Merger Closing Date");

         WHEREAS, as a condition to the consummation of the Merger, the Corporation has agreed, among other things, that it will (i) transfer to the Liquidating Trust the assets listed on Schedule A attached hereto (the "Assets"), (ii) cause this Liquidating Trust to assume all of the liabilities (whether such liabilities are or will be absolute, accrued, asserted or unasserted, fixed, contingent or otherwise) of the Corporation arising out of the ownership by the Corporation of the Assets, other than with respect to the lawsuit filed against the Corporation by Commerce Job Journal regarding the Sacramento property, as to which the Liquidating Trust shall provide no indemnification and as to which the Liquidating Trust shall assume no liability (such liabilities being referred to herein as the "Trust Property Liabilities");
(iii) cause this Liquidating Trust to assume all of the liabilities of the Corporation listed on Schedule B attached hereto (such liabilities being referred to herein as the "Purchase Agreement Liabilities"), and (iv) cause this Liquidating Trust to assume all of the liabilities of the Corporation listed on Schedule B-1 attached hereto (such liabilities being referred to herein as the "Other Liabilities");

         WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Merger Agreement that this Liquidating Trust assume certain duties, rights and obligations of the Corporation under the Merger Agreement to effectuate potential post-merger adjustments more particularly described on Schedule C attached hereto that may occur subsequent to the date of the consummation of the transactions contemplated by the Merger Agreement (collectively, the "Post-Merger Adjustments"); and

         WHEREAS, the Board of Directors of the Corporation believes that the Assets will, as of the Transfer Date, represent an amount in excess of the amount required to pay the maximum potential liability under (i) the Trust Property Liabilities, (ii) the Purchase Agreement Liabilities, (iii) the Post-Merger Adjustments, (iv) the Other Liabilities, (v) the administrative expenses of the Liquidating Trust created hereby, and (vi) any other liabilities that may be incurred by the Liquidating Trust.


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         NOW THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, subject to the terms and provisions set out below, the Corporation hereby grants, releases, assigns, transfers, conveys and delivers unto the Trustee all of its right, title and interest in the Assets in trust for the uses and purposes stated herein and the Trustee hereby assumes, and undertakes to perform and discharge, the Trust Property Liabilities, the Purchase Agreement Liabilities, the Other Liabilities and the Post-Merger Adjustments.

         TO HAVE AND TO HOLD in trust, in accordance with the terms and provisions, and subject to the conditions, of this Agreement of Trust, until the date of termination of the Trust in accordance with the provisions of Article V hereof, the Trustee hereby accepts such Assets and such Liquidating Trust, subject to the same terms, provisions and conditions, to wit:

                                   ARTICLE I.

                              NAME AND DEFINITIONS

         1.1 NAME. This trust shall be known as the Pacific Gulf Properties Liquidating Trust (the "Liquidating Trust").

         1.2 CERTAIN TERMS DEFINED. For all purposes of this instrument, unless the context otherwise requires:

                  (a) "Agreement" or "Agreement of Trust" shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof.

                  (b) "Asserted Liability" shall mean a Liability, of which the Trustee has actual knowledge, which has been asserted in writing or otherwise has been overtly asserted or identified as a claim against the Liquidating Trust Estate.

                  (c) "Beneficiaries" shall mean (i) until the Distribution Date, the Corporation and (ii) after the Distribution Date, the Corporation Shareholders (as defined herein), and their legal representatives, who in accordance with the terms hereof, shall have received appropriate Beneficial Interests (as defined herein) in the Liquidating Trust Estate (as defined herein).

                  (d) "Beneficial Interest" shall mean the share of each Beneficiary in the Liquidating Trust Estate. On the Distribution Date (as defined herein) each Corporation Shareholder shall receive a Beneficial Interest in the Liquidating Trust Estate determined by the ratio of the number of shares of Common Stock (as defined herein) held by such Corporation Shareholder on the Distribution Date to the aggregate number of issued and outstanding shares of Common Stock held by all Corporation Shareholders on the Distribution Date.

                  (e) "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Corporation outstanding on the date hereof.

                  (f) "Corporation Shareholder" shall mean each record holder of Common Stock on the Distribution Date that is listed in the Corporation Shareholder List that is held by


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the Corporation's transfer agent, Computershare Investor Services; it being agreed that a number of Corporation Shareholders may hold Beneficial Interests in street name for beneficial holders.

                  (g) "Distribution Date" shall mean August 23, 2001, which is the date on which the Beneficial Interests are to be distributed to the Corporation Shareholders.

                  (h) "Final Liability" shall mean a Litigation Liability which is evidenced by a final non-appealable judgment, order or other determination; or an Asserted Liability or a Litigation Liability which the Trustee determines should be accepted or settled and paid out from the Liquidating Trust Estate.

                  (i) "Liabilities" shall mean any unsatisfied debts, claims, judgments, decrees, suits or other payment obligations related to Trust Property Liabilities, Purchase Agreement Liabilities, Other Liabilities and/or Post-Merger Adjustments, or to indemnity claims with respect to Losses, whether contingent or fixed, acknowledged or disputed as to validity, or identified or asserted prior to or after creation of the Trust.

                  (j) "Liquidating Trust Estate" shall mean all the property held from time to time by the Trustee under this Agreement of Trust including but not limited to (i) the Assets, (ii) the proceeds (including rents, sales payments and recoveries of claims) from such property held, or from the sale thereof, (iii) dividends and other cash distributions received from any corporation, (iv) interest earned on any monies or securities held by the Trustee under this Agreement of Trust, and (v) any royalties or income of any kind.

                  (k) "Litigation Liability" shall mean a Liability which involves any legal action for which the Trustee has received service of process.

                  (l) "Losses" shall mean any and all losses, liabilities, damages, penalties, fines, judgments, awards, settlements, taxes, costs, fees, expenses (including reasonable attorneys' fees) and disbursements actually sustained by FGP.

                  (m) "Transfer Date" shall mean the date on which the Assets are transferred into, and the Trust Property Liabilities, the Purchase Agreement Liabilities, the Other Liabilities and the Post-Merger Adjustments are assumed by, the Liquidating Trust.

                  (n) "Trustee" shall mean the original Trustee or any successors to it from time to time in accordance with the provisions of this Agreement.

         1.3 MEANING OF OTHER TERMS. Except where the context otherwise requires, words importing the masculine gender include the feminine and the neuter, if appropriate, words importing the singular number shall include the plural number and vice versa, and words importing persons shall include firms, associations, and corporations. All references herein to Articles, Sections, and other subdivisions refer to the corresponding Articles, Sections, and other subdivisions of this Agreement; and the words herein, hereof, hereby, hereunder, and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, or subdivision of the Agreement.


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                                   ARTICLE II.

                               NATURE OF TRANSFER

         2.1 PURPOSE AND OBJECTIVE OF LIQUIDATING TRUST. The sole purpose and objective of this Liquidating Trust is to liquidate the Liquidating Trust Estate in a manner calculated to conserve and protect the Liquidating Trust Estate until such time as the proceeds can be distributed, and to collect and distribute the income and proceeds therefrom to the Beneficiaries in as prompt and orderly a fashion as possible after the payment of expenses and liabilities and the making of reasonable provision for claims and contingent liabilities, including without limitation any Trust Property Liabilities, the Purchase Agreement Liabilities, the Other Liabilities and the Post-Merger Adjustments. The Liquidating Trust shall have no objective to continue or engage in the conduct of a trade or business.

         2.2 APPOINTMENT AND ACCEPTANCE OF TRUSTEE. Wells Fargo Bank Minnesota, National Association, is hereby named, constituted, and appointed as Trustee, to act and serve as Trustee of the Liquidating Trust and to perform the powers and functions of Trustee to accomplish the objective of the Liquidating Trust as provided in this Agreement. The Trustee is willing, and does hereby accept the appointment, to act and serve as Trustee of the Liquidating Trust and to hold the Liquidating Trust Estate and administer the Liquidating Trust pursuant to the terms of this Agreement.

         2.3 TRANSFER OF ASSETS TO TRUST. All right, title, and interests of the Corporation in and to the Assets are hereby vested in the Liquidating Trust for the benefit of the Beneficiaries. From and after the Transfer Date, all of the Assets shall be administered by the Trustee on behalf of the Beneficiaries. Prior to the creation of the Liquidating Trust, the Corporation shall have executed or caused to be executed and delivered to, or upon the order of, the Trustee, any and all documents and other instruments as may be necessary or useful to convey the Assets to, and to confirm title to the Assets in, the Liquidating Trust (a list of such documents is set forth on Schedule D attached hereto). The Corporation will, upon reasonable request of the Trustee, execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or proper to transfer to the Trustee any portion of the Assets intended to be conveyed hereby and to vest in the Trustee the powers, instruments or funds in trust hereunder. The Corporation and the Trustee acknowledge that an amount of cash that would otherwise have been transferred to the Trustee as Assets shall be loaned from the Liquidating Trust to the Corporation pursuant to that certain Promissory Note Secured by Deed of Trust, dated as of the date hereof, in the original principal amount of $10,750,000, with such Promissory Note to be secured by that certain Deed of Trust with Assignment of Rents as Additional Security, dated as of the date hereof (collectively, the "Note Documents"), and the Trustee is hereby directed to accept such Note Documents on behalf of the Liquidating Trust in the form and with the terms as executed by the Corporation and delivered to the Trustee immediately following execution and delivery of this Agreement. The cash not transferred to the Trustee in the amount $10,750,000 shall be retained in the possession of the Corporation to fund such loan.

         2.4 NO REVERSION TO THE CORPORATION. The Liquidating Trust shall be revocable at the election of the Corporation until such time as the Beneficial Interests are


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distributed to the Corporation Shareholders. Following such time, the
Liquidating Trust shall be irrevocable and no part of the Liquidating Trust Estate shall revert to the Corporation.

         2.5 INSTRUMENTS OF FURTHER ASSURANCE. The Corporation and its officers will, upon reasonable request of the Trustee, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to transfer and vest in the Trustee the Assets in trust hereunder.

         2.6 ASSUMPTION OF THE CORPORATION'S LIABILITIES. The Trustee (in its capacity as trustee and not personally) hereby assumes all of the Trust Property Liabilities (including those with respect to contingent or unliquidated claims), the Purchase Agreement Liabilities, the Other Liabilities and the Post-Merger Adjustments, subject to Section 7.2(c), and agrees hereafter to cause the Liquidating Trust to pay, discharge and perform when due all of the Trust Property Liabilities, the Purchase Agreement Liabilities, the Other Liabilities and the Post-Merger Adjustments and to indemnify, defend and hold harmless FGP from and against any and all Losses that result from any of the Trust Property Liabilities, the Purchase Agreement Liabilities, the Other Liabilities and the Post-Merger Adjustments. The Liquidating Trust will, upon reasonable request of FGP, execute, acknowledge and deliver such further instruments, undertakings and other agreements and do such further acts as may be necessary or proper to cause and effect the assumption of the Trust Property Liabilities, the Purchase Agreement Liabilities, the Other Liabilities and the Post-Merger Adjustments by the Liquidating Trust. Should any liability be asserted against the Trustee as the transferee of the Liquidating Trust Estate or as a result of the assumption made in this Section, the Trustee may use such part of the Liquidating Trust Estate as it deems necessary or appropriate in contesting any such liability or in payment thereof. Notwithstanding anything set forth herein other than Section 4.1, the indemnification obligations of the Liquidating Trust and the Trustee to FGP under this Section 2.6 shall terminate upon the termination of the Liquidating Trust, provided that there is no pending or asserted claim for indemnification pursuant to Section 5.4 or Section 2.6.

         2.7 ASSIGNMENT FOR BENEFIT OF BENEFICIARIES. The Trustee hereby declares and agrees that it is holding the Liquidating Trust Estate solely for the benefit of the Beneficiaries of the Liquidating Trust, and retains only such incidents of ownership as are necessary to undertake the actions and transactions authorized herein.

                                  ARTICLE III.

                                  BENEFICIARIES

         3.1 BENEFICIAL INTERESTS.

                  (a) Prior to the Distribution Date, the Corporation shall retain all of the Beneficial Interests. After the Distribution Date, the Beneficial Interest of each Corporation Shareholder shall be determined by the Trustee in accordance with Section 1.2(c) above. Such determination shall be based upon a certified copy of the list of Corporation Shareholders as of the Distribution Date (the "Corporation Shareholder List"). To be able to determine the appropriate Beneficial Interest of each Corporation Shareholder, on (or promptly after) the


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Distribution Date, the Corporation will cause the transfer agent of the
Corporation to deliver a certified copy of the Corporation Shareholder List to the Trustee.

                  (b) After the Distribution Date, Beneficial Interests in the Liquidating Trust shall not be represented by certificates, and no Beneficiary shall be entitled to such a certificate.

         3.2 RIGHTS OF BENEFICIARIES. Each Beneficiary shall be entitled to participation in the rights and benefits due to a Beneficiary hereunder according to his Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement of Trust. The Beneficial Interest of each Beneficiary is hereby declared and shall be in all respects personal property and upon the death of an individual Beneficiary his Beneficial Interest shall pass to his legal representative and heirs, as applicable, and such death shall not terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, possession of, management of, or control of, the Liquidating Trust Estate except as herein expressly provided. No widower, widow, heir, or devisee or any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property whatever forming a part of the Liquidating Trust Estate, but the whole title to all the Liquidating Trust Estate shall be vested in the Trustee and the sole interest of the Beneficiaries shall be the rights and benefits given to such persons under this Agreement of Trust. The Beneficiaries will be treated as the grantors and deemed owners of the Liquidating Trust for federal income tax purposes, and they will be treated for federal income tax purposes as owning undivided interests in its assets.

         3.3 NO TRANSFER OF INTERESTS OF BENEFICIARIES. After the Distribution Date, the Beneficial Interest of a Beneficiary may not be transferred either by the Beneficiary in person or by a duly authorized agent or attorney, or by the properly appointed legal representatives of the Beneficiary, nor may a Beneficiary have authority or power to sell, assign, transfer, encumber, or in any other manner anticipate or dispose of his Beneficial Interest in the Liquidating Trust; provided, however, that the Beneficial Interest of a Beneficiary shall be assignable or transferable by will, intestate succession, or operation of law.

                                   ARTICLE IV.

                  DURATION AND TERMINATION OF LIQUIDATING TRUST

         4.1 DURATION. Subject to Section 4.2 and Section 4.3, the existence of the Liquidating Trust shall terminate on August 21, 2004 unless an earlier termination is required by the applicable laws of the State of New York or upon the action of the Beneficiaries as provided in Section 4.2, or unless earlier terminated by the distribution of all of the Liquidating Trust Estate as provided in Section 5.6; provided that in any event the Liquidating Trust shall terminate no later than August 21, 2021. However, notwithstanding the foregoing, if there remains any contingent or unliquidated claims or any other outstanding contingent liabilities for which the Liquidating Trust may be responsible, the Liquidating Trust term shall be extended, solely with respect to such claims and liabilities, for a period that is reasonably necessary to resolve such claims and liabilities; provided further, that in order for the life of the Liquidating Trust to extend beyond three years from the Transfer Date, the Trustee shall have received an opinion of counsel to the Liquidating Trust regarding the registration and reporting requirements of the Liquidating


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Trust under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any other matters, including tax matters, the Trustee shall request with regard to compliance by the Liquidating Trust with applicable federal securities and tax laws.

         4.2 TERMINATION BY BENEFICIARIES. The Liquidating Trust may be terminated at any time by the action of Beneficiaries having more than 66.7% of the aggregate Beneficial Interests as evidenced in the manner provided in
Article XII; provided, however, that the Liquidating Trust may not be terminated pursuant to such action of Beneficiaries (i) in violation of Section 4.3, (ii) unless prior to any such termination, all Assets consisting of real property shall have been sold for cash and (iii) unless prior to any such termination, the Trustee has determined, in accordance with Article XIV, that there remains no contingent or unliquidated claims or other outstanding contingent liabilities for which the Liquidating Trust may be responsible.

         4.3 NO TERMINATION FOR THREE MONTHS OR DURING PENDENCY OF CLAIMS. Notwithstanding Section 4.1, Section 4.2 or Section 5.6, no termination shall occur prior to the date that is three months after the Merger Closing Date, which time period shall be extended to the extent of and for the time period of any pending or asserted claim for indemnification pursuant to Section 5.4 or
Section 2.6.

         4.4 CONTINUANCE OF TRUSTEE'S AUTHORITY AFTER TERMINATION. After the termination of the Liquidating Trust and for the purpose of winding up the affairs of the Liquidating Trust, the Trustee shall continue to have the authority to act as such until its duties have been fully performed. Except as otherwise specifically provided herein (including the preceding sentence), upon the termination of the Liquidating Trust, the Trustee shall have no further duties or obligations hereunder.

                                   ARTICLE V.

                   ADMINISTRATION OF LIQUIDATING TRUST ESTATE

         5.1 SALE OF LIQUIDATING TRUST ESTATE. The Trustee may, at such times and for such amounts as it may deem appropriate, transfer, assign, or otherwise dispose of all or any part of the Liquidating Trust Estate that it deems appropriate at public auction or at private sale for cash securities.

         5.2 CONTINUING EFFORTS TO RESOLVE CLAIMS AND LIABILITIES. In accordance with Article XIV, the Trustee will make continuing efforts to resolve any contingent or unliquidated claims and outstanding contingent liabilities for which the Liquidating Trust may be responsible, dispose of the Liquidating Trust Estate, make timely distributions, and not unduly prolong the duration of the Liquidating Trust.

         5.3 CONTINUED COLLECTION OF PROPERTY OF LIQUIDATING TRUST ESTATE. All property that is determined to be a part of the Liquidating Trust Estate shall continue to be collected by the Trustee and held as a part of the Liquidating Trust Estate. The Trustee shall hold the Liquidating Trust Estate without being obligated to provide for or pay any interest thereon to any Beneficiary, except to the extent of such Beneficiary's share of interest


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actually earned by the Liquidating Trust after payment of the Liquidating
Trust's liabilities and expenses as provided in Section 5.4.

         5.4 PAYMENT OF CLAIMS, EXPENSES AND LIABILITIES.

                  (a) In accordance with Article XIV, the Trustee shall pay from the Liquidating Trust Estate all claims, expenses, charges, liabilities, and obligations of the Liquidating Trust Estate, including the Trust Property Liabilities, the Purchase Agreement Liabilities, the Other Liabilities and the Post-Merger Adjustments and other liabilities and obligations that the Trustee specifically assumes and agrees to cause the Liquidating Trust to pay pursuant to this Agreement of Trust and such transferee liabilities that the Trustee may be obligated to pay as transferees of the Liquidating Trust Estate, including among the foregoing, and without limiting the generality of the foregoing, interest, taxes, assessments, and public charges of every kind and nature and the costs, charges, and expenses connected with or growing out of the execution or administration of the Liquidating Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Liquidating Trust Estate by the Trustee. The Trustee may, in its discretion, make reasonable provision, by reserve or otherwise out of the Liquidating Trust Estate, for such amount as the Trustee in good faith may reasonably determine to be necessary or desirable to meet current or future claims and liabilities of the Liquidating Trust, whether fixed or contingent.

                  (b) Notwithstanding the foregoing, any payments to FGP for or on account of the Purchase Agreement Liabilities, the Other Liabilities or the Trust Property Liabilities under the indemnification provisions of Section 2.6 shall be made pursuant to the following provisions only:

                           (i) If FGP shall believe that it is entitled to
indemnification pursuant to this Agreement in respect of the Trust Property Liabilities, the Purchase Agreement Liabilities, the Other Liabilities or the Post-Merger Adjustments (subject to the terms and conditions of the Merger Agreement), FGP shall give the Trustee prompt written notice thereof. Any such notice shall set forth in reasonable detail and to the extent then known the basis and amount for such claim for indemnification. The failure of FGP to give notice of any claim for indemnification promptly shall not adversely affect FGP's right to indemnity hereunder except to the extent that such failure adversely affects the right of the Liquidating Trust to assert any reasonable defense to such claim. The Liquidating Trust shall have twenty (20) business days following its receipt of such notice either to (A) acquiesce to such claim by giving FGP written notice of such acquiescence or (B) object to the claim either by giving FGP written notice of the objection or by failing to acquiesce to such claim in writing within said time period (which failure shall be deemed to be an objection to such claim). If the Liquidating Trust acquiesces in writing to such claim within such twenty (20) business day period, FGP shall be entitled to be indemnified for all Losses related to the Trust Property Liabilities, the Other Liabilities or the Purchase Agreement Liabilities reasonably and proximately incurred by FGP in respect of such claim. If the Liquidating Trust does not acquiesce in writing to such claim within such twenty
(20) business day period, then FGP and the Liquidating Trust shall attempt, in good faith, to resolve such dispute within ten (10) business days after expiration of such twenty (20) business day period. If FGP and the Liquidating Trust are unable to resolve their dispute within such ten

(10) business day period (or such additional period of time as may be mutually agreed to by them), the claim shall be resolved in a manner consistent with
Section 5.4(b)(iii) hereof.

                           (ii) In connection with any claim that may give rise
to indemnity under this Agreement resulting from or arising out of any claim against FGP by a person that is not a party hereto, the Liquidating Trust may, but shall not be obligated to (unless FGP elects not to seek indemnity hereunder for such claim), upon written notice to FGP, assume the defense of any such claim if the Liquidating Trust acknowledges to FGP the right of FGP to indemnity hereunder and shall either, at the discretion of the Trustee, promptly pay such claim or provide assurances, reasonably satisfactory with respect to such claim to FGP, that the Liquidating Trust will be financially able to satisfy such claim to the extent provided herein if such claim is decided adversely. If the Liquidating Trust assumes the defense of any such claim, the Liquidating Trust shall select counsel reasonably acceptable to FGP (provided that any counsel selected by an insurer that has accepted the obligation to defend such claim shall be deemed acceptable to FGP) to conduct the defense of such claim, shall take all steps reasonably necessary in the defense or settlement thereof and shall at all times diligently and promptly pursue the resolution thereof. If the Liquidating Trust shall have assumed the defense of any claim in accordance with this Section 5.4(b)(ii), the Liquidating Trust shall be authorized to consent to a settlement of, or the entry of any judgment arising from, any such claim, without the prior written consent of FGP; provided, however, that the Liquidating Trust shall not be authorized to encumber any of the assets of FGP or to agree to any restriction that would apply to FGP or to its conduct of business; and provided further, that a condition to any such settlement shall be a complete release of FGP and its affiliates, directors, officers, employees and agents with respect to such claim, including any reasonably foreseeable collateral consequences thereof. FGP shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense. FGP shall, and shall cause each of its affiliates, directors, officers, employees and agents to, cooperate fully with the Liquidating Trust in the defense of any claim being defended by the Liquidating Trust pursuant to this
Section 5.4(b)(ii). If the Liquidating Trust does not assume the defense of any claim resulting therefrom in accordance with the terms of this Section 5.4(b)(ii), or the Liquidating Trust fails to diligently and promptly pursue the resolution of such claim, FGP may defend against or prosecute such claim in such manner as it may deem appropriate, including settling such claim after giving at least five (5) business days prior notice of the same to the Liquidating Trust, on such terms as FGP may deem appropriate, provided that any such settlement shall be subject to either (i) the consent of the Liquidating Trust, such consent not to be unreasonably withheld, or (ii) the complete release by the third party claimant of the Liquidating Trust and the Trustee and their respective affiliates, directors, officers, employees and agents with respect to such claim, including any foreseeable collateral consequences thereof. In such circumstances, the Liquidating Trust will, at its sole cost and expense, provide reasonable cooperation to FGP and its counsel in defending or prosecuting the claim; and in circumstances in which FGP is ultimately determined in a court of law to be entitled to indemnification hereunder, the Liquidating Trust shall reimburse FGP for all Losses reasonably and proximately incurred by FGP in respect of such claim.

                           (iii) With respect to any dispute under this Section
5.4, including, without limitation, a dispute under Section 5.4(b)(i), the Trustee, the Corporation (on behalf of the Corporation Shareholders) and FGP each hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the Borough of Manhattan, City and State of New York and of the United States of America located in the Borough of Manhattan, City and State of

New York (the "New York Courts") for any litigation arising out of or relating to the Trust and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

         5.5 INTERIM DISTRIBUTIONS. At such time as may be determined by the Trustee, the Trustee shall distribute, or cause to be distributed, to the Beneficiaries on the close of business on such record date as the Trustee shall determine, in proportion to the respective Beneficial Interests of the Beneficiaries in the Liquidating Trust Estate, (i) an amount which represents the income from investments and (ii) cash comprising the Liquidating Trust Estate; provided, however, that the amount described in (i) and (ii) shall be reduced by the retention of reasonable amounts of cash and property determined in the sole discretion of the Trustee to be sufficient to meet claims, expenses and contingent liabilities.

         5.6 FINAL DISTRIBUTION. If the Trustee determines that all claims, debts, liabilities and obligations of the Liquidating Trust have been paid, discharged or otherwise reserved for (except those of Beneficiaries with respect to their interests herein), or if the existence of the Liquidating Trust shall terminate pursuant to Sections 4.1 or 4.2, the Trustee shall, as expeditiously as is consistent with the conservation and protection of the Liquidating Trust Estate, distribute the Liquidating Trust Estate to each Beneficiary of record on the close of business on such record date as the Trustee may determine, in proportion to each Beneficiary's Beneficial Interest therein.

         5.7 EXCESS CASH BALANCES. In furtherance of, and without limiting, the obligations of the Liquidating Trust to FGP under Section 5.4 of this Agreement, the Liquidating Trust agrees that for a period ending on the later of three months following the Merger Closing Date or for so long as any matters related to the Post-Merger Adjustments are pending, the Liquidating Trust agrees that it will maintain Excess Cash Balances (as herein defined) of not less than $5,000,000. In addition to the obligations of the Liquidating Trust under the preceding sentence, the Liquidating Trust agrees that for a period ending (subject to Section 4.1) on the earlier of (i) the final settlement, dismissal, resolution or judgment with respect to the lawsuit filed by Child Abuse Prevention and Volunteer Center against the Corporation (the "CAP Lawsuit") or
(ii) the date upon which the Liquidating Trust obtains a loss mitigation insurance policy with respect to the CAP Lawsuit, with a coverage amount of at least $10,000,000 and on terms substantially similar to those obtained by the Corporation in its loss mitigation insurance policy, issued on or about the date hereof, with respect to the Commerce Job Journal lawsuit against the Corporation (if any such date occurs, the "CAP Insurance Date"), the Liquidating Trust agrees that it will maintain Excess Cash Balances of not less than $10,000,000, it being agreed that the Excess Cash Balance requirement set forth in the first sentence of this Section 5.7 and the Excess Cash Balance requirement set forth in the second sentence of this Section 5.7 shall be mutually exclusive and independent of each other. Notwithstanding the foregoing, the Liquidating Trust shall be under no obligation to obtain any such insurance with respect to the CAP Lawsuit. For this purpose, the "Excess Cash Balance" of the Liquidating Trust shall mean the cash and cash equivalents (it being agreed that cash equivalents shall include, without limitation, the amounts due to the Liquidating Trust under the Promissory Note Secured by Deed of Trust made by FGP in favor of the Liquidating Trust as set forth on Schedule A hereto) held by the Liquidating Trust in excess of the amount of cash and cash equivalents that the Liquidating Trust is holding to satisfy its other claims, expenses, charges, liabilities and obligations (including contingent or unliquidated claims). At the Merger Closing Date and from time to time thereafter during the pendency of the Liquidating Trust's obligations under this
Section 5.7, upon the reasonable request of FGP, the Trustee shall provide to FGP a certification, in form and substance reasonably satisfactory to FGP, setting forth the Excess Cash Balances of the Liquidating Trust and the basis of such calculation.

         5.8 FISCAL YEAR. The fiscal year of the Liquidating Trust shall end on December 31 of each year unless the Trustee deems it advisable to establish some other date as the date on which the fiscal year of the Liquidating Trust shall end.

         5.9 ANNUAL REPORTS TO BENEFICIARIES; FEDERAL INCOME TAX INFORMATION. As soon as practicable after the close of each fiscal year (including the year in which the Liquidating Trust terminates as provided in Article IV or this Article
V), and in any event within 90 days after the close of each fiscal year (including the year in which the Liquidating Trust terminates as provided in Article IV or this Article V), the Trustee shall prepare and mail to each Beneficiary an Annual Report on Form 10-K or a report for such fiscal year showing the assets and liabilities of the Liquidating Trust at the end of each such fiscal year and the receipts and disbursements of the Liquidating Trust for the period, including dates and amounts of distributions made by the Trustee and information regarding interest income received by the Trustee on any obligations owing to the Liquidating Trust or the Trustee, and such other information for such fiscal year as is reasonably available to the Trustee which may be necessary or useful in determining the amount of taxable income from the Liquidating Trust that such Beneficiary may be required to include in his federal income tax return for such year. Such report shall also describe the changes in the Liquidating Trust's assets during the period and the actions taken by the Trustee during the period. The financial statements contained in such report shall be prepared in accordance with generally accepted accounting principles, but need not be audited by an independent public accountant. In addition, after receipt of a request in good faith, or in their discretion without such request, the Trustee may furnish to any person who has been a Beneficiary at any time during the fiscal year preceding the then current fiscal year a statement containing such further information as is reasonably available to the Trustee which may be helpful to such person for federal, state or local income tax purposes. The Trustee shall file returns as a grantor trust pursuant to U.S. Treasury Regulation Section 1.671-4(a).

         5.10 INTERIM REPORTS TO BENEFICIARIES. During the course of a fiscal year, whenever a material event relating to the Liquidating Trust's assets occurs, the Trustee shall, within a reasonable period of time after such occurrence, prepare and mail to the Beneficiaries a Current Report on Form 8-K or an interim report describing such event. The occurrence of a material event need not be reported on an interim report if an annual report pursuant to
Section 5.9 will be issued at approximately the same time that such interim report would be issued and such annual report describes the material event as it would be discussed in an interim report. The occurrence of a material event will be determined solely by the Trustee. The Trustee shall mail a copy of each such report concurrently to FGP.

         5.11 SEC FILINGS. The Trustee shall cause the Liquidating Trust to file Annual Reports on Form 10-K and Current Reports on Form 8-K using the Corporation's file number with the Securities and Exchange Commission; provided that nothing herein shall prohibit or restrict FGP, after the Effective Time, from causing the termination of the registration of the common stock of the Corporation under the Securities Exchange Act of 1934, as amended.

                                   ARTICLE VI.

                      POWERS AND LIMITATIONS OF THE TRUSTEE

         6.1 LIMITATIONS ON TRUSTEE. The Trustee shall not at any time, on behalf of the Liquidating Trust or the Beneficiaries, enter into or engage in any business, except to the extent that the conduct of the business activities is necessary to conserve or maintain the Liquidating Trust Estate, to resolve, contest, settle, satisfy or discharge the Liabilities, and to facilitate expeditious liquidation of the Liquidating Trust Estate. The Trustee shall have no power to invest or reinvest any of the funds held in the Liquidating Trust Estate, except that the Trustee, or its affiliated investment advisor, may, on a temporary basis or for purposes of retaining a reasonable amount of property to meet expenses, obligations, claims and contingent liabilities, invest any portion of the Liquidating Trust Estate in demand and time deposits at savings institutions, investment grade commercial paper, short-term certificates of deposit or Treasury bills, securities with short-term original or remaining maturities issued by state or local governments (or agencies or instrumentalities thereof), or AAA rated money market funds if, in the opinion of nationally recognized tax counsel to the Liquidating Trust, such investment would not cause the Liquidating Trust to fail to qualify as a liquidating trust for U.S. federal tax purposes. The Trustee shall be restricted to the holding and collection of the Liquidating Trust Estate, to the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Liquidating Trust Estate and the administration thereof in accordance with the provisions of this Agreement. The Trustee shall not be under any duty to reinvest such part of the Liquidating Trust Estate as may be in cash, or as may be converted into cash, nor shall the Trustee be chargeable with interest thereon except to the extent that interest may be paid to the Trustee on such cash amounts. In no event shall the Trustee receive any property, make any distribution, satisfy or discharge any obligation, claim, liability or expense or otherwise take any action which is inconsistent with a complete liquidation of the Liquidating Trust.

         6.2 SPECIFIC POWERS OF TRUSTEE. Subject to the provisions herein, the Trustee shall have the following specific powers in addition to any powers conferred upon it by any other Section or provision of this Agreement of Trust; provided, however, that enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustee to act as specifically authorized by any other Section or provision of this Agreement or to act in such a manner as the Trustee may deem necessary or appropriate to carry out the purpose of the Liquidating Trust or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement.

                  (a) To determine the terms on which assets comprising the Liquidating Trust Estate should be sold or otherwise disposed of and to cause the sale of such assets;

                  (b) To collect and receive any and all money and other property of whatsoever kind or nature due to or owing or belonging to the Liquidating Trust and to give full discharge and acquittance therefor;

                  (c) Pending sale or other disposition or distribution, to retain all or any assets constituting part of the Liquidating Trust Estate;

                  (d) To retain and set aside such funds of the Liquidating Trust Estate as the Trustee shall deem necessary or expedient to pay or provide for the payment of (i) unpaid claims, liabilities, debts or other obligations of the Liquidating Trust, (ii) contingencies, and (iii) the expenses of administering the Liquidating Trust Estate;

                  (e) To do and perform any acts or things necessary or appropriate to carry out the purpose of the Liquidating Trust, including acts or things necessary or appropriate to maintain assets held by the Trustee pending sale or other disposition thereof or distribution thereof to the Beneficiaries;

                  (f) To employ such agents and advisors (which may include the Trustee, one or more of the Beneficiaries, or corporations or partnerships owned or controlled by the Trustee or Beneficiaries (including Pacific Gulf Properties Inc.) or former officers, employees, agents and property managers of Pacific Gulf Properties Inc., (including, without limitation, the engagement of Mr. Donald Herrman as a consultant to the Trustee with compensation as set forth on Schedule E-1 hereto)), and to confer upon them such authority as the Trustee may deem necessary, appropriate or expedient, and to pay reasonable compensation therefor from the Liquidating Trust Estate; provided that any such agreements or arrangements with a person or entity affiliated with the Trustee shall be on terms no less favorable to the Liquidating Trust than those available to the Liquidating Trust in similar agreements or arrangements with unaffiliated third parties, and such agreements or arrangements shall be terminable, without penalty, on 60 days' prior written notice by the Liquidating Trust;

                  (g) To cause any investments of the Liquidating Trust Estate to be registered and held in the name of the Trustee or in the names of a nominee or nominees without increase or decrease of liability with respect thereto;

                  (h) To institute or defend actions or declaratory judgments or other actions and to take such other action, in the name of the Liquidating Trust or of the Corporation if otherwise required, as the Trustee may deem necessary or desirable to enforce any instruments, contracts, agreements, or causes of action relating to or forming a part of the Liquidating Trust Estate;

                  (i) To cancel, terminate, or amend any instruments, contracts, or agreements relating to or forming a part of the Liquidating Trust Estate, and to execute new instruments, contracts or agreements, notwithstanding that the terms of any such instruments, contracts, or agreements may extend beyond the terms of the Liquidating Trust, provided that no such new instrument, contract or agreement shall permit the Trustee to engage in any activity prohibited hereunder;

                  (j) In the event any of the property which is or may become a part of the Liquidating Trust Estate is situated in any state or other jurisdiction in which the Trustee is not qualified to act as Trustee, to nominate and appoint an individual or corporate trustee qualified to act in such state or other jurisdiction in connection with the property situated in that state or other jurisdiction as a trustee of such property and require from such trustee such security as may be designated by the Trustee. The trustee so appointed shall have all the rights, powers, privileges and duties and shall be subject to the conditions and limitations of this Liquidating Trust, except as limited by the Trustee and except where the same may be modified by the laws of such state or other jurisdiction (in which case, the laws of the state or other jurisdiction in which such trustee is acting shall prevail to the extent necessary). Such trustee shall be answerable to the Trustee herein appointed for all monies, assets and other property which may be received by it in connection with the administration of such property. The Trustee hereunder may remove such trustee, with or without cause, and appoint a successor trustee at any time by the execution by the Trustee of a written instrument declaring such trustee removed from office, and specifying the effective date of removal;

                  (k) To perform any act authorized, permitted, or required under any instrument, contract, agreement, or cause of action relating to or forming a part of the Liquidating Trust Estate, whether in the nature of an approval, consent, demand, or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement;

                  (l) To contest, defend, settle and compromise any and all claims, suits or other actions that are or may be brought by or against the Liquidating Trust or the Trustee relating to the Assets, the Liquidating Trust, the Trustee or Liquidating Trust Estate; and

                  (m) To initiate and seek judicial approvals and other relief under trustee instruction court proceedings as available under Minnesota Statutes ss. 501B.16-23, regarding administration of the Liquidating Trust and the Liquidating Trust Estate.

                                  ARTICLE VII.

                                     TRUSTEE

         7.1 GENERALLY. The Trustee accepts and undertakes to discharge the Liquidating Trust created by this Agreement, upon the terms and conditions thereof. The Trustee shall not be subject to any personal liability whatsoever to any person in connection with the Liquidating Trust Estate or the affairs of this Liquidating Trust, except for its own misconduct knowingly and intentionally committed in bad faith. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own misconduct knowingly and intentionally committed in bad faith, except that:

                  (a) The Trustee shall not be required to perform any duties or obligations except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee.

                  (b) In the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth, accuracy and completeness thereof, on the statements and certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement.

                  (c) The Trustee shall not be liable for any error of judgment made in good faith.

                  (d) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with (i) a written opinion of legal counsel addressed to the Trustee or (ii) the direction of Beneficiaries having aggregate Beneficial Interests of more than 66.7% of all Beneficial Interests relating to the exercise by the Trustee of any trust or power conferred upon the Trustee under this Agreement.

         7.2 RELIANCE BY TRUSTEE. Except as otherwise provided in Section 7.1:

                  (a) The Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (b) The Trustee may consult with legal counsel to be selected by it, and the Trustee shall not be liable for any action taken or suffered by it in accordance with the advice of such counsel.

                  (c) Persons dealing with the Trustee shall look only to the Liquidating Trust Estate to satisfy any liability incurred by the Trustee in good faith to any such person in carrying out the terms of this Liquidating Trust, and the Trustee shall have no personal or individual obligation to satisfy any such liability.

         7.3 INDEMNIFICATION OF TRUSTEE. The Trustee shall be indemnified by and receive reimbursement from the Liquidating Trust Estate against and from any and all claims, losses, liabilities or damages which such Trustee may incur or sustain, in the good faith exercise and performance of any of the powers and duties of such Trustee under this Agreement; however, no party other than the Trustee shall have the right to cause the Liquidating Trust to indemnify the Trustee. The Trustee shall purchase with assets of the Liquidating Trust Estate, such insurance as it determines, in the exercise of its discretion, adequately insures that it shall be indemnified against any such loss, liability or damage pursuant to this Section.

         7.4 NO DUTY NOT TO COMPETE. The Trustee, in its individual capacity or through corporations, partnerships or other entities which it controls or in which it has an interest, may engage in or possess any interest in any business venture, including, but not limited to, the ownership, financing, management of real property, or the investment of securities, or the provision of any services in connection with such activities, whether or not in competition with any part of the Liquidating Trust Estate. The Trustee has no duty to present any business opportunity to the Liquidating Trust before taking advantage of such opportunity either in its individual capacity or through participation in any entity.

                                  ARTICLE VIII.

                          PROTECTION OF PERSONS DEALING
                                WITH THE TRUSTEE

         8.1 ACTION BY TRUSTEE. Except as otherwise provided by resolution adopted or approved by the Trustee, all action with respect to the disposition and distribution of the Liquidating Trust Estate required or permitted to be taken by the Trustee, in its capacity as Trustee, may be taken by approval, consent, vote or resolution authorized by the Trustee then serving.

         8.2 RELIANCE ON STATEMENT BY TRUSTEE. Any person dealing with the Trustee shall be fully protected in relying upon the Trustee's certificate signed by the Trustee that the Trustee has authority to take any action under this Liquidating Trust. Any person dealing with the Trustee shall be fully protected in relying upon the Trustee's certificate setting forth the facts concerning the calling of any meeting of the Beneficiaries, the giving of notice thereof, and the action taken at such meeting, including the aggregate Beneficial Interests of Beneficiaries taking such action.

         8.3 APPLICATION OF MONEY PAID OR TRANSFERRED TO TRUSTEE. No person dealing with the Trustee shall be required to follow the application by the Trustee of any money or property which may be paid or transferred to the Trustee.

                                   ARTICLE IX.

                             COMPENSATION OF TRUSTEE

         9.1 AMOUNT OF COMPENSATION. In lieu of commissions or other compensation fixed by law for Trustee, the Trustee shall receive as compensation for its services as Trustee hereunder while it is serving as Trustee the amounts set forth in Schedule E attached hereto, or such different compensation proposed by the Trustee as may subsequently be approved by Beneficiaries having aggregate Beneficial Interests of more than 66.7% of all Beneficial Interests.

         9.2 EXPENSES. The Trustee shall be reimbursed from the Liquidating Trust Estate for all out-of-pocket expenses reasonably incurred by it or any of its affiliates in the performance of its duties in accordance with this Agreement, including the payment of reasonable fees and/or expenses to agents, advisors or legal counsel.

                                   ARTICLE X.

                              TRUSTEE AND SUCCESSOR
                                     TRUSTEE

         10.1 NUMBER OF TRUSTEES. Subject to the provisions of Section 10.3 relating to the period pending the appointment of a successor trustee, there shall be one Trustee of the Liquidating Trust.

         10.2 RESIGNATION AND REMOVAL. The Trustee may resign and be discharged from the Liquidating Trust hereby created by delivering at least thirty (30) days prior written notice to each Beneficiary; provided that such resignation shall not become effective until a qualified successor Trustee has been appointed hereunder under Section 10.3 and such successor has accepted its appointment in writing delivered to the resigning Trustee under Section 10.4. Any Trustee may be removed at any time, with or without cause, by Beneficiaries having aggregate Beneficial Interests of more than 66.7% of all Beneficial Interests.

         10.3 APPOINTMENT OF SUCCESSOR. If at any time the Trustee shall resign or be removed, or die or become incapable of action, or be adjudged a bankrupt or insolvent, a vacancy shall be deemed to exist and a successor may be appointed by Beneficiaries having aggregate Beneficial Interests of more than 67% of all Beneficial Interests. If such vacancy is not so filled by the Beneficiaries within 60 days, the resigning Trustee may apply to a court of competent jurisdiction for an order of such court appointing a qualified successor Trustee.

         10.4 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart thereof to the Beneficiaries in the next report delivered to the Beneficiaries pursuant to
Article V hereof and, in the case of a resignation, to the resigning Trustee. Thereupon such successor trustee shall, without any further act, become vested with all the estate, properties, rights, powers, trusts, and duties of his predecessor in the Liquidating Trust hereunder with like effect as if originally named therein, but the retiring Trustee shall nevertheless, when requested in writing by the successor trustee, execute and deliver an instrument or instruments conveying and transferring to such successor trustee upon the trust herein expressed, all of the estates, properties, rights, powers and trusts of such retiring Trustee, and shall duly assign, transfer, and deliver to such successor trustee all property and money held by him hereunder.

         10.5 BONDS. No bond shall be required of the original Trustee hereunder. Unless required by the remaining Trustee(s) or a vote of the Beneficiaries holding in the aggregate more than 66.7% of all Beneficial Interests prior to a successor trustee's acceptance of an appointment as such pursuant to Section 10.4, or unless a bond is required by law, no bond shall be required of any successor trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law or unless required by the Beneficiaries (in the case of a successor trustee). If a bond is required by a vote of the Beneficiaries holding in the aggregate more than 66.7% of all Beneficial Interests, the Beneficiaries shall determine whether, and to what extent, a surety or security with respect to such bond shall be required.

                                   ARTICLE XI.

                          CONCERNING THE BENEFICIARIES

         11.1 EVIDENCE OF ACTION BY BENEFICIARIES. Whenever in this Agreement it is provided that the Beneficiaries may take any action (including any vote, the making of any demand or request, the giving of any notice, consent, or waiver, the removal of a Trustee, the appointment of a successor trustee, or the taking of any other action), the fact that at the time of taking any such action, such holders have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by the Beneficiaries in person or by agent or attorney appointed in writing, or (ii) by the record of a meeting of the Beneficiaries duly called and held in accordance with the provisions of Article XII.

         11.2 LIMITATIONS ON SUITS BY BENEFICIARIES. No Beneficiary shall have any right by virtue of any provision in this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustee, upon or under or with respect to the Liquidating Trust Estate or any agreements relating to or forming parts of the Liquidating Trust Estate, and the Beneficiaries do hereby waive any such right.

         11.3 REQUIREMENT OF UNDERTAKING. The Trustee may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section shall not apply to any suit by the Trustee, and such undertaking shall not be required from the Trustee or otherwise required in any suit by any Beneficiary or group of Beneficiaries having aggregate Beneficial Interests of more than 66.7% of all Beneficial Interests.

         11.4 DISCLOSURE OF BENEFICIARIES. If requested in writing by a Beneficiary, the Trustee shall deliver a list of the Beneficiaries (reflecting names and addresses as shown on the records of the Trustee) and the share of each Beneficiary in the Liquidating Trust Estate) of the Trust to such Beneficiary.

                                  ARTICLE XII.

                            MEETING OF BENEFICIARIES

         12.1 PURPOSE OF MEETINGS. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Agreement permit Beneficiaries having specified aggregate Beneficial Interests to take either acting alone or with the Trustee.

         12.2 MEETING CALLED BY TRUSTEE. The Trustee then serving may at any time call a meeting of the Beneficiaries to be held at such time and at such place within or outside the State of New York as the Trustee shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Trustee (or the Beneficiaries as provided in Section 12.3), which written notice will set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting and shall be mailed not more than 60 nor less than 10 days before such meeting is to be held to all of the Beneficiaries of record not more than 60 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trustee.

         12.3 MEETING CALLED ON REQUEST OF BENEFICIARIES. Within 30 days after written request to the Trustee by Beneficiaries having aggregate Beneficial Interests of 10% or more of all Beneficial Interests to call a meeting of all the Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Trustee shall proceed under the provisions of
Section 12.2 to call a meeting of the Beneficiaries, and if the Trustee fails to call such meeting within such 30-day period then such meeting may be called by the Beneficiaries having aggregate Beneficial Interests of 10% or more of all Beneficial Interests or by their designated representative.

         12.4 PERSONS ENTITLED TO VOTE AT MEETING OF BENEFICIARIES. Each Beneficiary retaining rights to distributions from the Liquidating Trust Estate on the record date shall be entitled to vote at a meeting of the Beneficiaries either in person or by his proxy duly authorized in writing. The signature of the Beneficiary on such written authorization need not be witnessed or notarized.

         12.5 QUORUM. At any meeting of Beneficiaries, the presence of Beneficiaries having aggregate Beneficial Interests sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum, but if less than a quorum be present, Beneficiaries having aggregate Beneficial Interests of more than 66.7% of the aggregate Beneficial Interests of all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present.

         12.6 ADJOURNMENT OF MEETING. Any meeting of Beneficiaries at which a quorum is present may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

         12.7 CONDUCT OF MEETINGS. The Trustee shall appoint the Chairman and the Secretary of the meeting. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. The Chairman of the meeting shall count all votes cast at the meeting for or against any resolution and shall make and file with the Secretary of the meeting his verified written report.

         12.8 RECORD OF MEETING. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustee to be preserved by them. Any record so signed and verified shall be conclusive evidence of all the matters therein stated.

         12.9 ACTION WITHOUT A MEETING. Any action may be taken by the Beneficiaries without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by Beneficiaries having aggregate Beneficial Interests not less than the percentage that would be necessary to authorize or take such action at a meeting at which all Beneficiaries were present.

         12.10 WAIVER OF NOTICE. Whenever notice is required to be given under this Article, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated in such Article for such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting. Neither the business to be transacted at, nor the purpose of, any meeting of Beneficiaries need be specified in any written waiver of notice.

         12.11 REQUIRED VOTE. Unless specified elsewhere in this Agreement, a vote of Beneficiaries holding aggregate Beneficial Interests of more than 66.7% of all Beneficial Interests is required to approve of any action or proposal submitted to the Beneficiaries for a vote at a meeting.

                                  ARTICLE XIII.

                            AMENDMENTS; OTHER RIGHTS

         13.1 CONSENT OF BENEFICIARIES. At the direction or with the consent (evidenced in the manner provided in Section 11.1) of Beneficiaries having aggregate Beneficial Interests of more than 66.7% of all Beneficial Interests, the Trustee shall promptly make and execute a declaration amending this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or amendments hereto, provided, however, that no such amendment shall permit the Trustee to engage in any activity prohibited hereunder or affect the Beneficiaries' rights to receive their pro rata shares of the Liquidating Trust Estate at the time of distribution or otherwise materially and adversely affect the rights of the Beneficiaries and further provided, that no amendment hereto adverse to the rights of the Trustee shall be effective unless expressly approved in writing by the Trustee. In addition to any amendments otherwise authorized herein, this Agreement may be amended from time to time by the Trustee, without the consent of any of the Beneficiaries, (i) to add to the representations, duties or obligations of the Trustee or surrender any right or power granted to the Trustee herein; and (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; provided, however, that no amendment shall be adopted pursuant to this Section 13.1 unless the adoption thereof (1) is for the benefit of or not adverse to the interests of the Beneficiaries; and (2) does not alter the interest of a Beneficiary in any way without the consent of the Beneficiaries adversely affected thereby.

         13.2 NOTICE AND EFFECT OF AMENDMENT. Promptly after the execution by the Trustee of any such declaration of amendment, the Trustee shall give notice of the substance of such amendment to the Beneficiaries or, in lieu thereof, the Trustee may send a copy of the amendment to each Beneficiary. Upon the execution of any such declaration of amendment by the Trustee, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities of the Trustee and the Beneficiaries under this Agreement shall thereafter be determined, exercised, and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such amendment shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.

         13.3 RIGHTS OF THE CORPORATION. The Corporation and its successors-in-interest, including FGP, shall have the right to enforce the terms of the Trust at law and equity. Furthermore, notwithstanding anything to the contrary contained in this Article XIII, unless the Merger Agreement is terminated in accordance with the terms thereof, no amendment to this Agreement that materially and adversely affects the rights or interests of FGP hereunder may be made unless consented to in writing by FGP.

                                  ARTICLE XIV.

                            LIABILITY ADMINISTRATION

         14.1 CERTAIN PROCEDURES. The Trustee shall act in accordance with the following procedures:

         (a) To facilitate the administration and disposition of Liabilities pursuant to this Agreement the Corporation shall deliver, or make readily available from time to time, to the Trustee copies of the records, files and documents in the possession of the Corporation which are related to the Assets, the Liabilities assumed hereunder or the Merger Agreement.

         (b) When administering Liabilities involving claims or legal actions against the Assets, the Trustee shall observe, subject to the other applicable provisions of this Agreement, the following procedures:

                  (i) Asserted Liability: The Trustee will review and analyze each Asserted Liability and determine whether to accept and pay or to dispute and contest the Liability based upon the Trustee's determination of the Liability's legal validity (whether the claim as asserted is legally enforceable) and amount (whether correct and due); and

                  (ii) Litigation Liability: The Trustee will contest and defend each Litigation Liability to final judgment, and contest each disputed indemnity claim for Losses to final resolution under Section 5.4(b)(iii) hereof, including appropriate appeals, or settle as an appropriate resolution of the Litigation Liability or the indemnity claim for Losses, as it may determine in its discretion to be in the best interests of the Beneficiaries, but subject to the requirements of this Agreement.

         (c) In determining whether to contest or settle any Asserted Liability or Litigation Liability, the Trustee shall consider, among other things, the following criteria:

                  (i) Cost of defense (including, without limitation, all legal fees and expenses attributable to such Liability and defense of a legal action seeking to enforce such Liability) and whether any insurance coverage is available to the Liquidating Trust on account of such Liability) compared to the amount of the Asserted Liability;

                  (ii) Likelihood of the Liability claimant prevailing under the asserted legal theory or cause of action and then known facts (including proof considerations);

                  (iii) Precedential effect on administration of other Liabilities or potential Liabilities claiming against the Assets; and

                  (iv) Whether the amount of the Liability is or is not supported by known facts regarding actual damages.

         (d) In evaluating whether to contest or settle, the Trustee shall apply the reasonable business judgment rule (i.e., the Trustee would be responsible for diligent identification of the legal issues, factual considerations and related risks and uncertainties presented by the Asserted Liability or Litigation Liability, relying on advice and evaluations of legal counsel, which may include counsel retained by Corporation prior to the creation of the Trust to defend such Liability, and other professional advisors or consultants), and then exercising reasonable judgment after consideration of all relevant factors and information. In the selection of legal counsel for any matter, the Trustee shall consider the amount and complexity of the matter in relation to the appropriate experience, resources, reputation and fees and costs of selected counsel; provided, however, that if insurance coverage is available to the Liquidating Trust on account of such Liability, the Trustee shall have the right to accept counsel selected by any insurer which undertakes the defense of such Liability.

         (e) The Trustee shall have the right to defend any Liability claim or legal action against the Trust and may assert counterclaims in such actions, and upon advice of counsel, the Trustee may initiate any legal proceeding against a third party regarding any Liability. In any action taken by the Trustee, the Trustee shall be deemed to represent the interests of all of the Beneficiaries, and it shall not be necessary to make any Beneficiary a party to such action. It is understood that in representing the interests of any such Beneficiary, the Trustee is authorized only to represent such Beneficiary in its or that person's capacity as a Beneficiary hereunder and not in any other capacity. The Trustee may file such proofs of claim and other papers as may be necessary or appropriate in order to have the claims of the Trustee or Beneficiaries allowed in any judicial proceeding.

         (f) Whenever the Trustee, after consultation with counsel, consultants or other professional advisors, determines that there is a reasonable prospect that the Liquidating Trust Estate will not be sufficient to satisfy all outstanding Liabilities and reasonably anticipated Liabilities and the compensation and expenses of the Trustee, the Trustee may issue, by written notice to all Beneficiaries, a Determination of Anticipated Insolvency, based upon the Trustee's assessment of available information. The Trustee may also revoke, by written notice to all Beneficiaries, any such Determination at any time if it determines that certain facts or circumstances, material to its previous determination, have changed. Notwithstanding anything to the contrary in this Agreement, upon notice of a Determination of Anticipated Insolvency, and so long as such Determination has not been revoked by the Trustee, no payments shall be made by the Trustee in respect of Liabilities.

                                   ARTICLE XV.

                            MISCELLANEOUS PROVISIONS

         15.1 FILING DOCUMENTS. The Trustee, in its discretion, may elect to file or record this Agreement in the office of the Recorder of Deeds of Orange County, California, and in such other office or offices as the Trustee may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be available at all reasonable times for inspection by any Beneficiary or his duly authorized representative at Wells Fargo Bank Minnesota, National Association, Customized Fiduciary Services, MAC N9303-120, Sixth & Marquette, Minneapolis, MN 55479, Attention: Timothy Mowdy (or the address of any successor trustee, which address shall be inserted herein at the time of such succession). The Trustee shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded. The Trustee shall file or record any instrument which relates to any change in the office of the Trustee in the same places, if any, where the original Agreement is filed or recorded.

         15.2 INTENTION OF PARTIES TO ESTABLISH LIQUIDATING TRUST; FEDERAL INCOME TAX INTENTIONS. This Agreement is not intended to create and shall not be interpreted as creating an association, partnership, corporation or joint venture of any kind. It is intended as a trust to be governed and construed in all respects as a trust. It is intended that the Liquidating Trust be classified for federal income tax purposes as a "liquidating trust" within the meaning of U.S. Treasury Regulation ss. 301.7701-4(d). The Beneficiaries are intended to be treated for federal income tax purposes as having received the Assets from the Corporation and then as having contributed the Assets to the Liquidating Trust , and such transfer of the Assets is intended to be treated as a distribution to the shareholders of the Corporation pursuant to the Corporation's plan of complete liquidation. The Beneficiaries will be treated as the grantors and deemed owners of the Liquidating Trust and they will be treated for federal income tax purposes as owning undivided interests in its assets.

         15.3 TAX WITHHOLDING. The Trustee may withhold from any amount held on behalf of or distributable from the Trust at any time to any Beneficiary, and may deposit such amounts withheld with the applicable taxing authority, such sum or sums as the Trustee determines are required by law to be withheld in respect of any taxes or other charges with respect to such Beneficiary. The Trustee may require any Beneficiary to provide, in the manner required by the Trustee, such information that the Trustee determines is required to satisfy the Trustee's obligations under applicable tax law, and the Trustee may condition any distribution to any Beneficiary upon compliance with such requirement. Amounts withheld pursuant to this Section 15.3 with respect to a Beneficiary shall be treated as having been distributed to such Beneficiary for purposes of determining the distributions which such Beneficiary has received and is entitled to receive hereunder.

         15.4 LAWS AS TO CONSTRUCTION. The validity, interpretation, construction and performance of this Agreement and disputes and controversies arising with respect to the transactions contemplated herein shall be governed by the laws of the State of New York, irrespective of New York's choice-of-law principles that would apply the law of any other jurisdiction, and the Corporation, the Trustee and the Corporation Shareholders consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

         15.5 SEPARABILITY. In the event any provision of this Agreement or the application thereof to any person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

         15.6 NOTICES. Any notice or other communication by the Trustee to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if given by U.S. mail addressed to such person at his address as shown in the records of the Trustee.

         15.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         15.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and acknowledged, effective this 23rd day of August, 2001.

                                        TRUSTEE:

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION


                                        By:     /s/ Nicholas D. Tally
                                             ----------------------------

                                        Its        Vice President
                                             ----------------------------



                                        PACIFIC GULF PROPERTIES INC.


                                        By:     /s/ Donald G. Herrman
                                             ----------------------------

                                        Its    Executive Vice President
                                             ----------------------------

                                   SCHEDULE A

                                     ASSETS



1. City of Industry industrial property, together with related Purchase and Sale Agreement and Joint Escrow Instructions, dated as of August 17, 2001 by and among Westcore Industrial Properties AC, LLC and the Corporation. Legal Description of such property is included in such Purchase and Sale Agreement and Joint Escrow Instructions.

2. Sacramento industrial property, together with related Purchase and Sale Agreement and Joint Escrow Instructions, dated as of August 15, 2001 by and among PGP Partners, Inc. and the Corporation. Legal Description of such property is included in such Purchase and Sale Agreement and Joint Escrow Instructions.

3.   Wire Transfer of $13,256,330.32.

4. All rights, titles and obligations of the Corporation under that certain Amended and Restated Management Agreement among FGP Partners, Inc., and the Corporation, dated as of August 22, 2001.

5. Each permit, contract, lease and other right or agreement (including the back rents as set forth in the attached document) of the Corporation pertaining to either of the properties referred to in items 1 or 2 above.

6. All rights, titles, interests and obligations of the Liquidating Trust under that certain Letter Agreement, dated as of August 22, 2001, by and among the Corporation, FGP and the Liquidating Trust (the "Letter Agreement").

7. Certified Corporation Shareholder List, as well as a DTC list, each of which shall be delivered as promptly as possible to the Trustee.

8. The rights of the Liquidating Trust under all insurance policies as to which the Liquidating Trust is an insured or an additional insured.

                                   SCHEDULE B

                         PURCHASE AGREEMENT LIABILITIES


The obligation of the Corporation and FGP with respect to claims by the purchasers against the Corporation or FGP under those certain purchase and sale agreements for the 611 Cerritos, Daisy 7, Mountain Avenue, Geneva (Phoenix), Sacramento, City of Industry and Sunnyvale real properties (copies of such agreements have been delivered to the Trustee).

                                  SCHEDULE B-1

                                OTHER LIABILITIES


1. All obligations owing from the Liquidating Trust to the Corporation or FGP under the Letter Agreement.

                                   SCHEDULE C

                             POST-MERGER ADJUSTMENTS


The obligations to make the payments, if any, required under Section 4.2(c),
Section 4.3(a) or Section 4.3(b)(i) of the Merger Agreement.

                                   SCHEDULE D

                               TRANSFER DOCUMENTS


1.   Deed of Trust with respect to City of Industry Property

2.   Deed of Trust with respect to Sacramento Property

3.   Assignment and Assumption regarding PGP Partners Management Agreement

4.   Letter Agreement

                                   SCHEDULE E

                              TRUSTEE COMPENSATION

1.   $10,000 payable upon execution of the liquidating trust agreement.

2.   $100,000 payable with respect to the fiscal year ending , 2001 ("Year
     One").

3. $60,000 payable with respect to each fiscal year following Year One (the "Subsequent Years"), such payment to be made .

4. With respect to Year One, hourly fees for each work hour, to the extent in excess of 200 such work hours, of the Trustee billable or allocable to the Liquidating Trust in accordance with the following hourly rates: Senior Account Manager: $175.00, Account Manager: $150.00, Account Representative:
     $90.00, and Administrative Assistant $75.00.

5. With respect to each Subsequent Year, hourly fees for each work hour, to the extent in excess of 125 such work hours in any Subsequent Year, of the Trustee billable or allocable to the Liquidating Trust, in accordance with the following hourly rates: Senior Account Manager $175.00, Account
     Manager: $150.00, Account Representative: $90.00, and Administrative
     Assistant: $75.00.

6.   Annual Fees for cash management, if any, shall be determined as follows:
     0.20% on the first $25,000,000 of assets, 0.15% on the next $25,000,000 and
     0.10% on the remaining balance.

7.   The following Registrar, Transfer and Paying Agent Fees:

     Receipt of Certified Creditors List (Electronic Format)     $2.50/Holder
     Reconcilement of All Disbursement Checks Issued and
      Presented                                                  $50.00/month
     IRS Form 1065 (K-1) Reporting to Creditors                  $4.00/Form
     IRS Form 1099 Reporting to Creditors, if applicable         $2.50/Form
     Out-of-Pocket Expenses                                      Billed at Cost
     Transfer and Paying Agent Services
          Per Holder account maintained per year                 $ 5.00
          Per Certificate sent                                   $ 5.00
          Per Routine transfer                                   $20.00
          Per Restricted or rush transfer                        $75.00
          Payment to Beneficiaries                               $ 3.75
          Wire transfer of funds                                 $25.00
          Other payments as directed by Trustee                  $10.00
          Check stop payment and reissue                         $25.00

                                  SCHEDULE E-1

                             CONSULTANT COMPENSATION



     $250 per hour